UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2015

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 29, 2015, Duke Realty Corporation, an Indiana corporation (the “Company”), the sole general partner of Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter ended March 31, 2015. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

On April 30, 2015, the Company also held a conference call to discuss the Company’s financial results for the quarter ended March 31, 2015. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information contained in this Item 2.02, including the related information set forth in the Press Release and the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2015, the Company announced that Mr. James D. Bremner will step down from the position of President, Healthcare of the Company, effective June 30, 2015. Mr. Bremner’s responsibilities will be assumed by current Company employees, and the Company does not plan to replace Mr. Bremner at this time.

Mr. Bremner has agreed to provide certain consulting services to the Company through BRE II, LLC, an Indiana limited liability company, of which Mr. Bremner is the sole member, during the period commencing on June 30, 2015 and ending on January 1, 2016, subject to earlier termination (the “Consulting Period”). The Company and BRE II, LLC plan to enter into a Consulting Agreement (the “Consulting Agreement”) effective as of June 30, 2015. Pursuant to the Consulting Agreement, BRE II, LLC is expected to be entitled to 12 cash payments of $2,333.34 per month in exchange for the performance of consulting services during the Consulting Period. However, the Company cannot assure you that the Company and BRE II, LLC will enter into the Consulting Agreement on the terms described herein or at all.

In addition, at the Company’s Annual Meeting of Shareholders held on April 29, 2015 (the “Annual Meeting”), the Company’s shareholders approved the Company’s 2015 Long-Term

Incentive Plan. Details of the Company’s 2015 Long-Term Incentive Plan were included in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-09044) as filed with the Securities and Exchange Commission on March 11, 2015.

Pursuant to General Instruction F to Form 8-K, the Company’s 2015 Long-Term Incentive Plan is attached hereto as Exhibit 10.1, and incorporated into this Item 5.02 by this reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders of the Company voted on four proposals. Each proposal was approved pursuant to the following final voting results from the Annual Meeting:

1. To elect thirteen directors to serve on the Company’s Board of Directors for a one-year term ending at the 2016 Annual Meeting of Shareholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Thomas J. Baltimore, Jr.	294,288,655	4,781,880	470,136	21,134,617
William Cavanaugh III	296,222,923	2,845,235	472,513	21,134,617
Alan H. Cohen	297,735,824	1,320,641	484,206	21,134,617
Ngaire E. Cuneo	285,971,754	13,168,276	400,641	21,134,617
Charles R. Eitel	296,468,609	2,673,209	398,853	21,134,617
Martin C. Jischke, PhD	296,586,181	2,554,308	400,182	21,134,617
Dennis D. Oklak	294,587,716	4,347,302	605,653	21,134,617
Melanie R. Sabelhaus	297,957,376	1,104,405	478,890	21,134,617
Peter M. Scott, III	298,198,117	860,129	482,425	21,134,617
Jack R. Shaw	297,005,844	2,067,870	446,957	21,134,617
Michael E. Szymanczyk	298,173,076	878,671	488,924	21,134,617
Lynn C. Thurber	297,958,204	1,191,565	390,902	21,134,617
Robert J. Woodward, Jr.	286,203,591	12,868,249	468,831	21,134,617

2. To vote on an advisory basis to approve the compensation of the Company’s executive officers for 2014:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
279,885,916	18,900,603	754,152	21,134,617

3. To ratify the reappointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2015:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
318,490,897	1,639,226	545,165	—

4. To approve the Company’s 2015 Long-Term Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
275,375,474	23,462,380	702,817	21,134,617

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Duke Realty Corporation 2015 Long-Term Incentive Plan. #

99.1	Duke Realty Corporation press release dated April 29, 2015, with respect to its financial results for the quarter ended March 31, 2015.*

99.2	Duke Realty Corporation transcript from the conference call held on April 30, 2015, with respect to its financial results for the quarter ended March 31, 2015.*

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation, its general partner

By:	/s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: May 4, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Duke Realty Corporation 2015 Long-Term Incentive Plan. #

99.1	Duke Realty Corporation press release dated April 29, 2015, with respect to its financial results for the quarter ended March 31, 2015.*

99.2	Duke Realty Corporation transcript from the conference call held on April 30, 2015, with respect to its financial results for the quarter ended March 31, 2015.*

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.